ACCELERATION OPTIONS

                             STOCK OPTION AGREEMENT


         AGREEMENT dated July 23, 1998 between RICHARD L. SISISKY, residing at 6676 Epping Forest Way North, Jacksonville, Florida 32217 (the "Employee" or "Grantee") and PARKERVISION, INC., a Florida corporation having its principal office at 8493 Baymeadows Way, Jacksonville, Florida 32256 ("Company").

         WHEREAS, on May 22, 1998, the Board of Directors of the Company authorized the employment of the Employee pursuant to the terms of an Employment Agreement executed simultaneously herewith ("Employment Agreement"), and the grant to the Employee of an option to purchase an aggregate of 250,000 of the authorized but unissued shares of the Common Stock of the Company, $.01 par value ("Common Stock"), on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Employee desires to acquire said option on the terms and conditions set forth in this Agreement;

         IT IS AGREED:

         1. Grant of Option. The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of 250,000 shares of the Common Stock on the terms and conditions set forth herein ("Option"). The Option is a non-qualified stock option not intended to qualify under any section of the Internal Revenue Code of 1986, as amended, and is not granted under any plan.

         2. Exercise Price. The purchase price of each share of Common Stock subject to the Option ("Option Shares") shall be $21.375.

         3.       Vesting and Exercisability.

                  (a) (i) The entire Option shall vest and become exercisable on
December 15, 2003, subject to accelerated vesting, as described below. After a portion of the Option vests and becomes exercisable, it shall remain exercisable, except as otherwise provided herein, until the close of business on June 15, 2008 (the "Exercise Period"). The Option may be exercised, except as provided in subparagraphs (b) and (c), below, only if the Employee at the time of exercise is employed by the Company and shall have been so employed continuously since the date of this Agreement.

                           (ii)     Notwithstanding  the  foregoing, if the last
sales price of the Common Stock has been at least equal to the "Trigger Price" indicated below for a period of 20 consecutive trading days during the applicable "Year" indicated below ("Stock Price Test"), then Options to purchase the number of "Accelerated Option Shares" indicated below shall vest and become exercisable at the close of business on the 20th consecutive trading day:





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Year                         1998       1999     2000        2001       2002
Trigger Price                $30        $34       $38        $42        $46
Accelerated Option Shares    25,000     50,000   60,000      70,000     45,000
                             ------     ------   ------      ------     ------

                           (iii) If the  Accelerated  Option  Shares do not vest
and become exercisable as a result of the Stock Price test in any given year ("Vesting Year") then, on or prior to April 30 of the following year, the Company's independent public accountants shall determine the increase, if any, in the Company's "Gross Profit" (as defined below) from the year immediately preceding the Vesting Year ("Prior Year") to the Vesting Year. "Gross Profit" shall mean the Company's gross margin ($4,683,655 for year ended December 31, 1997), as reflected on the audited financial statements of the Company. If there has been an increase in Gross Profit, then there shall immediately vest and become exercisable such number of Option Shares as shall be determined by multiplying the number of Accelerated Option Shares available for accelerated vesting in the Vesting Year under the Stock Price Test (as indicated above), by the percentage increase in Gross Profit; provided, however, that the number of Option Shares so vesting shall not exceed the number of Accelerated Option Shares which remain unvested for the Vesting Year and years subsequent (but not prior) thereto.

                  (b) If the Employee's employment with the Company terminates for any reason prior to the time that the Option has been fully exercised, the unexercised portion of the Option on the date of termination of employment (whether exercisable or not) shall immediately expire; provided, however, that
(i) if the Employee's employment is terminated by reason of the Employee's disability (pursuant to Section 3.3 of the Employment Agreement) or death (pursuant to Section 3.2 of the Employment Agreement), then the portion of the Option which is then fully vested and exercisable may be exercised for a period of five years from the date of such termination of employment or until the expiration of the Exercise Period, whichever is shorter; and (ii) in the event of a \'93Without Cause Termination\'94 (pursuant to Section 3.5(a) of the Employment Agreement) or Executive terminates his employment for "Good Reason" (pursuant to Section 3.5(b) of the Employment Agreement), then, only for purposes of determining Employee's rights under the Option, Employee shall be considered to be an employee of the Company for a period of 18 months after such termination and the portion of the Option that would vest pursuant to paragraph
(a), above, with respect to any Vesting Year ending during such 18 month period shall (if the conditions to vesting are satisfied) vest and become exercisable in accordance with paragraph (a) and, in case such 18 month period includes any portion of a calendar year (a "Partial Year") but does not include December 31 of such year, then a Partial Year Portion (as defined below) of the Option which would vest pursuant to paragraph (a), above, with respect to the Vesting Year ending on the December 31 following such 18 month period, shall (if the conditions to vesting are satisfied) vest and become exercisable in accordance with paragraph (a), and any portion of the Option which was fully vested and exercisable at the time of termination or which becomes exercisable pursuant to this clause (ii) may be exercised for a period of five years from the date of such termination of employment or until the expiration of the Exercise Period, whichever is shorter. A "Partial Year Portion" shall mean that portion of the Option that would vest with respect to a Vesting Year determined by multiplying the Accelerated Option Shares available for vesting during such year by a fraction, the numerator of which is the number of whole calendar months during the Vesting Year in which the Employee was considered to be employed by the Company, and the denominator of which is twelve.


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                  (c)  Notwithstanding  the  foregoing,  in  the  event  of  the occurrence  of a "Change in Control," as defined  below,  then all of the Option
vesting  periods  hereunder  shall  be  accelerated,   the  entire  Option  will
immediately and entirely vest, and the Employee will have the right to immediately purchase all Option Shares on the terms set forth in this Agreement through the end of the Exercise Period.

         4. Rights as a Stockholder. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

         5. Adjustments. In the event of a stock split or exchange, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company as a whole, the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the option price thereunder, in order to preserve the Employee's then proportionate interest in the Company and to maintain the aggregate option price.

         6.       Transferability of Option and Option Shares.

                  (a) The Option shall not be assignable or transferable except in the event of the death of the Employee, in which case the transfer shall be by will or by the laws of descent and distribution. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

                  (b) The Employee hereby represents and warrants to the Company that he is acquiring the Option for his own account and not with a view to the distribution thereof.

                  (c) The Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the Securities Act of 1933 ("Act"), or in the event that they are not so registered, unless (i) an exemption from the Act is available thereunder, (ii) the Employee has furnished the Company with notice of such proposed transfer and (iii) the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

         7. Registration Rights. The Company hereby grants to Employee the right to have the Option Shares registered (to the extent legally permissible) on a registration statement on Form S-8 to be filed by the Company on or prior to August 31, 1998 and the Company shall take such action with respect to such Form S-8 as may be necessary so that, upon exercise, the shares of Common Stock issued thereby will be freely transferrable (subject only to applicable volume limitations contained in Rule 144 under the Act). Notwithstanding the foregoing,
(i) the Company shall have no obligation hereunder in connection with any such registration statement unless the Option Shares can legally be registered thereby and the Employee provides to the Company information with respect to his ownership of Option Shares, manner of proposed disposition and such other matters as the Company shall reasonably request for disclosure in the



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registration  statement or any amendment thereto;  and (ii) the Company will not be obligated to prepare, file or print any "reoffer prospectus" in connection with any "control securities" or "restricted securities" as those terms are defined in General Instruction C to Form S-8. The Company shall bear all fees, costs and expenses incurred by it in connection with the filing with the Securities and Exchange Commission of such registration statement.

         8. Employee's Acknowledgments. The Employee hereby acknowledges that:

                  (a) All reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 within the last 12 months have been made available to the Employee for his inspection.

                  (b) If he exercises the Option, he may have to bear the economic risk of the investment in the Option Shares for an indefinite period of time because the Option Shares may not have been registered under the Act and cannot be sold by him unless they are registered under the Act or an exemption therefrom is available thereunder.

                  (c) In his dealings with the Company, he has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to subparagraph (a) above.

                  (d) The Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Act or an exemption therefrom.

                  (e) In the absence of registration under the Act, the certificates evidencing the Option Shares shall bear the following legend:

"The Shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

         9.       Exercise of Option.

                  (a) Subject to the terms and conditions of the Agreement, the Option may be exercised from time to time, in whole or in part, by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option and the number of Option Shares in respect to which it is being exercised, and, if the Option Shares are not then registered for resale under the Act, such notice shall contain a representation and agreement by the person or persons so exercising the Option that the Option Shares are being purchased for investment and not with a view to the distribution or resale thereof. Such notice shall be accompanied by payment of the full purchase price of the Option Shares.



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                  (b) Unless the Company consents to a form of  \'93cashless\'94 exercise, payment of the purchase price shall be made in cash or by check, bank draft or money order payable to the order of the Company. The Company shall consent to Executive utilizing the appreciated value of the Option (occasioned by a substantial increase in the market price of a share of Common Stock over the exercise price of the Option) to pay the purchase price if the Company, in its reasonable discretion, determines that it will not adversely affect the Company in any way other than not receiving cash (it being understood that any charge against the Company\'92s earnings by virtue of the cashless exercise shall be deemed to be an adverse effect if exercising the Option for cash would have resulted in a lesser or no charge to earnings).

                  (c) The Company shall issue a certificate or certificates evidencing the Option Shares as soon as practicable after the notice is received and the payment has cleared the banking system. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Option.

                  (d) The Company hereby represents and warrants to the Employee that the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

         10. Withholding Taxes. Not later than the date as of which an amount first becomes includible in the gross income of Employee for Federal income tax purposes with respect to the Option, Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Employee from the Company. Unless the Company consents to a form of "cashless" payment, any required withholding tax shall be paid in cash.

         11.      Miscellaneous.

                  (a) All notices provided for in this Agreement shall be in writing, and shall be deemed to have been duly given when delivered personally to the party to receive the same, when transmitted by electronic means, or when mailed first class postage prepaid, by certified mail, return receipt requested, addressed to the party to receive the same at his or its address set forth below, or such other address as the party to receive the same shall have specified by written notice given in the manner provided for in this Section 11. All notices shall be deemed to have been given as of the date of personal delivery, transmittal or mailing thereof.

                  If to Employee:

                           Richard L. Sisisky
                           6676 Epping Forest Way North
                           Jacksonville, Florida  32217



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                  If to the Company:

                           ParkerVision, Inc.
                           8493 Baymeadows Way
                           Jacksonville, Florida  32256
                           Attn:  Chairman of the Board

                  (b) This  Agreement  sets  forth the entire  agreement  of the parties relating to he Option and is intended to supersede all prior negotiations, understandings and agreements. No provisions of this Agreement may be waived or changed except by a writing by the party against whom such waiver or change is sought to be enforced. The failure of any party to require performance of any provision hereof or thereof shall in no manner affect the right at a later time to enforce such provision.

                  (c) All questions with respect to the construction of this Agreement and the rights and obligations of the parties hereunder shall be determined in accordance with the law of the State of Florida applicable to agreements made and to be performed entirely in Florida.

                  (d) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. This Agreement shall not be assignable by Employee, but shall inure to the benefit of and be binding upon Employee's heirs and legal representatives.

                  (e) Should any provision of this Agreement become legally unenforceable, no other provision of this Agreement shall be affected, and this Agreement shall continue as if the Agreement had been executed absent the unenforceable provision.

                  (f)      "Change in Control" shall occur if:

                            (i) any "person" or "group"  (within the meaning  of
Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of common stock having thirty-five percent (35%) or more of the total voting power of all of the Company's voting capital stock then outstanding, unless such person or group is or includes (a) an individual who, as of the date of this Agreement, is an executive officer of the Company and holds beneficial ownership in excess of twenty-five percent (25%) of the outstanding Common Stock of the Company, or an Affiliate or Associate (within the meaning of Rule 12b-2 under the Exchange Act) of such individual, or (b) an underwriter who obtains such thirty-five percent (35%) interest in connection with a public offering;

                           (ii)   a merger or consolidation of the Company other
than one resulting in the Company's voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company and such surviving entity outstanding immediately after such merger or consolidation; or



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                           (iii)  the  sale or  other  disposition  of  all,  or
substantially all, of the Company's assets, or the approval of a plan of liquidation of the Company other than a sale to an entity which is owned by the shareholders of the Company in substantially the same proportion as they own the Company immediately prior to such sale.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                       PARKERVISION, INC.


                                       By: ___________________________________
                                         Jeffrey Parker, Chairman of the Board
                                         and Chief Executive Officer


                                          ____________________________________
                                          RICHARD L. SISISKY


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